UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2009

WESTERN DUBUQUE BIODIESEL, LLC
 (Exact name of registrant as specified in its charter)

Iowa	000-52617	20-3857933
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

904 Jamesmeier Road, P.O. Box 82 Farley, Iowa	52046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (563) 744-3554

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 5, 2009, the Registrant posted its January 2009 newsletter on its website and sent the newsletter to its unit holders. The text of the newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits

Exhibit No.	Description
99.1	Newsletter for Western Dubuque Biodiesel, LLC dated January 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DUBUQUE BIODIESEL, LLC

January 5, 2009	/s/ George Davis
Date	George Davis, Treasurer and Director
(Principal Financial and Accounting Officer)